UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
IN RE. TOWER AUTOMOTIVE, INC., ET. AL.

DEBTOR(S) TOWER AUTOMOTIVE, INC., ET.AL. [1]	CASE NO. 05-10578 (ALG) (JOINTLY ADMINISTERED) CHAPTER 11

NINTH MONTHLY OPERATING STATEMENT FOR
THE MONTH ENDED OCTOBER 31, 2005

DEBTORS ADDRESS:
27175 HAGGERTY ROAD
NOVI, MICHIGAN 48377

MONTHLY DISBURSEMENTS: $135,751,583

DEBTORS’ ATTORNEY:
JAMES H.M. SPRAYREGEN, P.C. (JS-7757)
MATHEW A. CANTOR (MC-7727)
KIRKLAND & ELLIS LLP
CITIGROUP CENTER
153 EAST 53RD STREET
NEW YORK, NEW YORK 10022-4675
TELEPHONE: (212) 446-4800
FACSIMILE: (212) 446-4900

-AND-

ANUP SATHY (AS-4915)
KIRKLAND & ELLIS LLP
200 EAST RANDOLPH DRIVE
CHICAGO, ILLINOIS 60601
TELEPHONE: (312) 861-2000
FACSIMILE: (312) 861-2200

MONTHLY NET INCOME (LOSS): $1,515,000

REPORT PREPARER:
CHRISTOPHER T. HATTO
CORPORATE CONTROLLER
TOWER AUTOMOTIVE, INC.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: NOVEMBER 30, 2005           S/ JAMES A MALLAK
                                                     JAMES A. MALLAK, CHIEF FINANCIAL OFFICER AND TREASURER

(1)     The Debtors in these jointly administered proceedings are: Tower Automotive, Inc.; Algoods, USA, Inc.; R.J. Tower Corporation; Tower Automotive Bardstown, Inc.; Tower Automotive Bowling Green, LLC; Tower Automotive Chicago, LLC; Tower Automotive Finance, Inc.; Tower Automotive Granite City, LLC; Tower Automotive Granite City Services, LLC; Tower Automotive International, Inc.; Tower Automotive International Holdings, Inc.; Tower Automotive International Yorozu Holdings, Inc.; Tower Automotive Lansing, LLC; Tower Automotive Madison, LLC; Tower Automotive Michigan, LLC; Tower Automotive Milwaukee, LLC; Tower Automotive Plymouth, Inc.; Tower Automotive Products Company, Inc.; Tower Automotive Receivables Company, Inc.; Tower Automotive Services and Technology, LLC; Tower Automotive Technology, Inc.; Tower Automotive Technology Products, Inc.; Tower Automotive Tool, LLC; Tower Services, Inc.; and Trylon Corporation.

TOWER AUTOMOTIVE, INC.
INDEX TO MONTHLY OPERATING REPORT

Description	Pa	ge(s)
Notes	1-	3
Consolidated Debtors in Possession Statement of Operations for the month ended October 31, 2005	4
Consolidated Debtors in Possession Balance Sheet as of September 30, 2005 and October 31, 2005	5
Consolidated Debtors in Possession Statement of Cash Flows (indirect method) for the month ended October 31, 2005	6
Consolidated Debtors in Possession Liabilities Subject to Compromise as of October 31, 2005	7
Consolidated Debtors in Possession certification regarding payroll, sales, use and property taxes for the month ended October 31, 2005	8
Detail of Payroll Taxes Withheld and Paid	8-	12
Statement regarding insurance policies	13
Debtors in Possession disbursements for the month ended October 31, 2005	14

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

NOTES TO MONTHLY OPERATING REPORT

General
The unaudited financial statements and supplemental information contained herein, represents the consolidated financial information for the debtors only and does not include Tower Automotive, Inc.‘s non-debtor subsidiaries. The Debtors are:

Tower Automotive, Inc. (the Company)
Algoods, USA, inc.
RJ Tower Corporation
Tower Automotive Bardstown, Inc.
Tower Automotive Bowling Green, LLC
Tower Automotive Chicago, LLC
Tower Automotive Finance, Inc.
Tower Automotive Granite City, LLC
Tower Automotive Granite City Services, LLC
Tower Automotive International, Inc.
Tower Automotive International Holdings, Inc.
Tower Automotive International Yorozu Holdings, Inc.
Tower Automotive Lansing, LLC	Tower Automotive Madison, LLC
Tower Automotive Michigan, LLC
Tower Automotive Milwaukee, LLC
Tower Automotive Plymouth, Inc.
Tower Automotive Products Company, Inc.
Tower Automotive Receivables Company, Inc.
Tower Automotive Services and Technology, LLC
Tower Automotive, s.r.o.
Tower Automotive Technology, Inc.
Tower Automotive Technology Products, Inc.
Tower Automotive Tool, LLC
Tower Services, Inc.
Trylon Corporation d/b/a Tower Automotive

The information furnished in this report includes primarily normal recurring adjustments and reflects all adjustments which are, in the opinion of management, necessary for a fair presentation of such financial information. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the requirements of Accounting Principles Board Opinion No. 28 – “Interim Financial Reporting” and should be read in conjunction with the audited financial statements and notes thereto included in the Company’s annual Report on Form 10-K for the year ended December 31, 2004.

The results of operations reflected in this report are not necessarily indicative of the results of operations of Tower Automotive, Inc. and all of its subsidiaries on a consolidated basis, as the consolidated financial statements include both debtors and non-debtors. Please refer to Tower Automotive, Inc.‘s Forms 8-K, 10-K and 10-Q as filed with the United States Securities and Exchange Commission for further information.

Chapter 11 Reorganization Proceedings
On February 2, 2005, Tower Automotive, Inc. and its United States subsidiaries (“Debtors”) filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the United States Bankruptcy Court Southern District of New York (“the “Court”). The cases were consolidated for the purpose of joint administration. The Debtors are operating their businesses as debtors-in-possession (“DIP”) pursuant to the Bankruptcy Code. An official committee of unsecured creditors has been appointed.

Pursuant to the provisions of the Bankruptcy Code, all actions to collect upon any of the Debtors’ liabilities as of the petition date or to enforce pre-petition date contractual obligations are automatically stayed. Absent approval from the Court, the Debtors are prohibited from paying pre-petition obligations. In addition, as a consequence of the Chapter 11 filing, pending litigation against the Debtors is generally stayed, and no party may take any action to collect pre-petition claims except pursuant to an order of the Court. However, the Debtors have requested that the Court approve certain pre-petition liabilities, such as payments for the retention of certain legal and financial professionals, employee wages and benefits and

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 1-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

certain other pre-petition obligations. Since the filing, all orders sufficient to enable the Debtors to conduct normal business activities, including approval of the Debtors’ DIP financing have been entered by the Court. While the Debtors are subject to Chapter 11, all transactions of the Debtors outside the ordinary course of business will require the prior approval of the Court.

The provisions in Statement of Position 90-7, “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (“SOP 90-7”) apply to the Debtors’ financial statements while the Debtors operate under the provisions of Chapter 11. SOP 90-7 does not change the application of generally accepted accounting principles in the preparation of financial statements. However, SOP 90-7 does require that the financial statements for periods including and subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Petition Date Financial Information
The financial information filed as of the petition date is subject to change. Tower Automotive may, at a future date, amend its schedules for updated financial information.

Intercompany Transactions
Intercompany transactions between the Debtors have been eliminated in this financial information. Intercompany transactions with the Company’s non-debtor subsidiaries have not been eliminated in these financial statements and are reflected as intercompany receivables and payables.

Adjustments to Previously Filed Information
The accompanying balance sheet as of September 30, 2005 reflects certain adjustments identified during the preparation of the Company’s filing on Form 10-Q for the quarter ended September 30, 2005. These adjustments had the impact of: increasing previously reported accounts receivable by $8.5 million, reducing inventory by $2.7 million, reducing property, plant and equipment by $0.4 million, increasing accounts payable by $1.3 million, reducing accrued liabilities by $1.8 million and increasing liabilities subject to compromise by $3.9 million. These adjustments reduced stockholders’ deficit by $1.7 million.

Income Taxes
Tower Automotive accounts for income taxes on a consolidated basis. Accordingly, income tax expense/benefit and income tax assets and liabilities in the accompanying statements of operations and balance sheets, respectively, do not necessarily reflect the entities current income tax position for the periods presented.

DIP Financing
In February 2005, the Court approved a Revolving Credit, Term Loan and Guaranty Agreement (“DIP Agreement”) with a national banking institution as agent for the lenders (“Lenders”) and each of the Lenders.

The DIP Agreement provides for a $725 million commitment of debtor-in-possession financing comprised of a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $300 million and a term loan in the aggregate principal amount of $425 million. The proceeds of the term loan have been used to refinance the Debtors’ obligation amounting to $425 million under the Credit Agreement. The proceeds of the revolving credit loans shall be used to fund the working capital requirements of the Debtors during the Chapter 11 proceedings. Obligations under the DIP Agreement are secured by a lien on the assets of the Debtors (which lien shall have first priority with respect to a significant portion of the Debtors’ assets) and by a super-priority administrative expense claim in each of the bankruptcy cases.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 2-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

NOTES TO MONTHLY OPERATING REPORT (CONTINUED)

Advances under the DIP Agreement will bear interest at a fixed rate per annum equal to (x) the greatest (as of the date the advance is made) of the prime rate, the Base CD Rate (as defined in the DIP Agreement) plus 1%, or the Federal Funds Effective Rate (as defined in the DIP Agreement) plus 0.5%, plus (y) 1.75%, in the case of a loan under the revolving facility, or 2.25% in the case of the term loan. Alternatively, the Debtors may request that advances be made at a variable rate equal to (x) the Adjusted LIBO Rate (as defined in the DIP Agreement), for a one-month, three-month, six-month, or nine-month period, at the election of Debtors, plus (y) 2.75%, in the case of a loan under the revolving facility, or 3.25% in the case of the term loan. In addition, the DIP Agreement obligates the Debtors to pay certain fees to the Lenders as described in the DIP Agreement.

The DIP Agreement contains various representations, warranties and covenants by the Debtors that are customary for transactions of this nature, including (without limitation) reporting requirements and maintenance of financial covenants.

The Debtors’ obligations under the DIP Agreement may be accelerated following certain events of default, including (without limitation) any breach by the Debtors of any of the representations, warranties, or covenants made in the DIP Agreement or the conversion of any of the bankruptcy cases to a case under Chapter 7 of the Bankruptcy Code or the appointment of a trustee pursuant to Chapter 7 of the Bankruptcy Code.

The DIP Agreement matures on February 7, 2007; however, the Debtors are obligated to repay all borrowings made pursuant to the DIP Agreement upon substantial consummation of a plan of reorganization of the Debtors that is confirmed pursuant to an order of the Bankruptcy Court.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
STATEMENTS OF OPERATIONS
(Amounts in thousands of U.S. Dollars — unaudited)

October 1, 2005 to October 31, 2005

Revenues	$153,202
Cost of sales	146,155

Gross profit
7,047
Selling, general and administrative expenses	7,668
Restructuring and asset impairment charges, net	59

Operating income (loss)
(680)
Interest expense	6,086
Interest income	(1,756)
Other income	(7,748)
Chapter 11 and related reorganization items	2,777

Income (loss) before provision for income taxes,
equity in earnings of joint ventures, and
minority interest	(39)
Provision (benefit) for income taxes	(1,538)

Income (loss) before equity in earnings of joint
ventures	1,499
Equity in earnings of joint ventures, net of tax	16

Net income/(loss)	$1,515

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 4-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands of U.S. dollars — unaudited)

	September 30, 2005	October 31, 2005

Current Assets:
Cash and cash equivalents	$1,175	$4,802
Accounts receivable	222,619	220,962
Inventories	70,594	73,371
Prepaid tooling and other	37,670	51,930

Total current assets	332,058	351,065
Property, plant and equipment, net	552,180	555,541
Investments in subsidiaries	346,782	346,782
Inter-company receivables	413,465	415,478
Other assets, net	67,203	64,776

Total assets	$1,711,688	$1,733,642

Current Liabilities Not Subject to Compromise:
Current maturities of long-term debt
and capital lease obligations	$14,257	$14,257
Accounts payable	104,050	137,496
Accrued liabilities	153,647	151,999

Total current liabilities
	271,954	303,752

Liabilities subject to compromise:	1,151,337	1,133,971

Non-Current Liabilities Not Subject to
Compromise:
Long-term debt, net of current maturities	43,771	43,771
Debtor-in-possession borrowings, net of
current maturities	553,764	559,985
Other noncurrent liabilities	193,545	193,780

Total liabilities	2,214,371	2,235,259

Stockholders' Deficit:	(502,683)	(501,617)

Total liabilities and stockholders' deficit:	$1,711,688	$1,733,642

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands of U.S. Dollars — unaudited)

October 1, 2005 to October 31, 2005

OPERATING ACTIVITIES:
Net income	$1,515
Adjustments required to reconcile net income to net cash provided by
(used in) operating activities:
Chapter 11 and related reorganization items, net	1,179
Restructuring and asset impairment, net	-
Depreciation	6,824
Equity in earnings of joint ventures, net	(16)
Change in working capital and other operating items	(6,379)

Net cash provided by (used in) operating activities	3,123

INVESTING ACTIVITIES:
Capital expenditures	(5,718)

Net cash used for investing activities	(5,718)

FINANCING ACTIVITIES:
Proceeds from non-Debtor in possession borrowings	-
Repayments of non-Debtor in possession borrowings	-
Borrowings from DIP credit facility	89,722
Repayments of borrowings from DIP credit facility	(83,500)

Net cash provided by (used in) financing activities	6,222

Net change in cash and cash equivalents:	$3,627

Cash and Cash Equivalents, beginning of period	$1,175
Cash and Cash Equivalents, end of period	$4,802

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 6-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

CONSOLIDATED DEBTORS IN POSSESSION
LIABILITIES SUBJECT TO COMPROMISE
(Amounts in thousands of U.S. Dollars — unaudited)

October 31, 2005

Liabilities subject to compromise:
Debt:
5.75% Convertible senior debentures	$124,999
Due to Tower Automotive Capital Trust	258,750
9.25% Senior Euro notes	179,805
12% Senior notes	258,000

Total debt	821,554
Pre-petition accounts payable and accruals	197,989
Accrued interest on debt subject to compromise	21,343
Executory Contracts	76,722
Intercompany payable balances to non-Debtor subsidiaries	16,363

Total	$1,133,971

        The accompanying notes are an integral part of this financial information.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 7-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

TAX PAYMENT CERTIFICATION
Tower Automotive’s US subsidiaries and Debtors have paid post petition tax payments as due. Tax bills which straddle the bankruptcy filing date have been split and accrued separately as pre petition and post petitions amounts. The post petition amounts have been paid. Sales and payroll taxes for both pre petition and post petition periods have been paid in accordance with the Debtors’ first day motions.

Any exceptions to this certification (amounts under dispute, ongoing audits for post petition periods etc.) are listed below.

•	We are currently under audit by several states for sales and use tax. Such audits may result in additional amounts due to various state agencies for sales and use tax. However, it is not possible to predict the outcome of such audits at the date of this report.
•	The State of Kentucky has notified us regarding failure to file certain sales and use tax returns as due. As a result of this notification from the State of Kentucky, we have undergone a review of all of our locations filing of sales and use tax returns. As a result of this review, we have determined that certain other locations are not filing sales and use tax returns. We intend to file these returns as soon as practicable. We believe that some of these returns will be filed with no amounts due.

Payroll Taxes withheld and paid
All payroll taxes have been paid when due. Amounts shown as not paid (differences) are not due as of the date of this information or reflect payments of taxes withheld in previous periods, which became due in the current period. We periodically withhold and remit payroll taxes in various other state and local jurisdictions which are not listed in this schedule as no amounts were withheld or due during the period.

Federal Income Tax Withholding
Taxes	$2,712,406.70
Social Security - employee
Taxes	$1,293,925.91
Social Security - employer
Taxes	$1,293,929.85
Medicare - employee
Taxes	$321,679.28
Medicare - employer
Taxes	$321,680.15
Total taxes withheld	$5,943,621.89
Paid	$5,596,176.85
Difference	$347,445.04

FUTA
Taxes	$2,718.94
Paid	$10,514.42
Difference	$(7,795.48)

Illinois Unemployment Insurance
Taxes	$915.98
Paid	$8,766.52
Difference	$(7,850.54)

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 8-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

Payroll taxes withheld and paid (continued)

Illinois Withholding
Taxes	$68,938.47
Paid	$69,052.87
Difference	$(114.40)

Indiana Unemployment Insurance
Taxes	$400.53
Paid	$3,781.27
Difference	$(3,380.74)

Indiana Withholding (also local withholdings)
Taxes	$61,795.49
Paid	$57,788.12
Difference	$4,007.37

Kentucky Unemployment Insurance
Taxes	$2,051.41
Paid	$5,938.19
Difference	$(3,886.78)

Kentucky Withholding
Taxes	$18,283.65
Paid	$18,283.65
Difference	$-

Kentucky, Bardstown
Taxes	$7,931.33
Paid	$7,987.37
Difference	$(56.04)

Kentucky, Nelson County
Taxes	$552.93
Paid	$552.93
Difference	$-

Kentucky, Warren County School District
Taxes	$-
Paid	$119.42
Difference	$(119.42)

Kentucky, KREDA
Taxes	$69,367.32
Paid	$69,367.32
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 9-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

Payroll taxes withheld and paid (continued)

Maryland Withholding	$-
Taxes	$102.40
Paid	$-
Difference	$102.40

Michigan Unemployment Insurance
Taxes	$15,209.92
Paid	$49,378.97
Difference	$(34,169.05)

Michigan Withholding
Taxes	$372,124.82
Paid	$291,056.22
Difference	$81,068.60

Michigan, Detroit
Taxes	$8,028.64
Paid	$11,401.60
Difference	$(3,372.96)

Michigan, Grand Rapids
Taxes	$1,463.55
Paid	$1,703.19
Difference	$(239.64)

Michigan, Pontiac
Taxes	$36.79
Paid	$72.62
Difference	$(35.83)

Michigan, Port Huron
Taxes	$77.46
Paid	$246.71
Difference	$(169.25)

Missouri Withholding
Taxes	$20.00
Paid	$45.00
Difference	$(25.00)

Mississippi Unemployment Insurance
Taxes	$127.49
Paid	$1,038.36
Difference	$(910.87)

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 10-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

Payroll taxes withheld and paid (continued)

Mississippi Withholding
Taxes	$17,660.00
Paid	$17,584.00
Difference	$76.00

Ohio School Districts
Taxes	$8,522.69
Paid	$8,599.21
Difference	$(76.52)

Ohio Unemployment Insurance
Taxes	$1,555.60
Paid	$3,386.85
Difference	$(1,831.25)

Ohio Withholding
Taxes	$74,614.95
Paid	$68,866.41
Difference	$5,748.54

Ohio, Bellevue
Taxes	$8,028.88
Paid	$24,800.75
Difference	$(16,771.8	7)

Ohio, Bluffton
Taxes	$9,593.30
Paid	$32,183.23
Difference	$(22,589.9	3)

Ohio, Toledo
Taxes	$81.15
Paid	$105.27
Difference	$(24.12)

Ohio, Carey
Taxes	$60.72
Paid	$179.47
Difference	$(118.75)

Ohio, Tiffin
Taxes	$108.74
Paid	$110.93
Difference	$(2.19)

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

Payroll taxes withheld and paid (continued)

Ohio, Fostoria
Taxes	$34.14
Paid	$34.14
Difference	$-

Ohio, Upper Sandusky
Taxes	$4,722.66
Paid	$14,516.24
Difference	$(9,793.58)

Ohio, Hicksville
Taxes	$191.56
Paid	$589.44
Difference	$(397.88)

Tennessee Unemployment Insurance
Taxes	$3,796.69
Paid	$16,780.54
Difference	$(12,983.8	5)

Wisconsin Unemployment Insurance
Taxes	$394.67
Paid	$14,402.71
Difference	$(14,008.0	4)

Wisconsin Withholding	$-
Taxes	$85,165.70
Paid	$85,165.70
Difference	$-

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 12-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

STATEMENT REGARDING INSURANCE POLICES
All insurance policies for the Debtors have been fully paid or financed by methods acceptable under the DIP Agreement for the period covered by this report, including workers’ compensation and disability insurance.

During October 2005, the Company renewed substantially all of its insurance coverage with the exception of certain policies which have other annual renewal dates. The most significant of these coverages with other annual renewal dates is workers’ compensation. The insurance renewed is comparable in coverage to policies previously in existence except:

•	a reduction in coverage limits for employment practices liability and crime from $25,000,000 and $15,000,000 to $20,000,000 and $10,000,000, respectively; and

•	an increase in deductibles for Directors and Officers insurance and Crime from $2,000,000 and $500,000 to $2,500,000 and $1,000,000, respectively;

•	a reduction in the deductible for Fiduciary insurance from $1,000,000 to $250,000; and

•	a change in the last $5 million of Directors and Officers insurance to cover A, B and C side as opposed to A side coverage only in the expiring policy.

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

-Page 13-

TOWER AUTOMOTIVE, INC.
MONTHLY OPERATING REPORT, OCTOBER 2005

DISBURSEMENTS FOR THE MONTH ENDED OCTOBER 31, 2005

Legal Entity	Monthly Disbursements

Tower Automotive, Inc.	$0
Algoods, USA, Inc.	$0
RJ Tower Corporation	$26,128,248
Tower Automotive Bardstown, Inc.	$8,999,982
Tower Automotive Bowling Green, LLC	$14,125
Tower Automotive Chicago, LLC	$6,911,891
Tower Automotive Finance, Inc.	$0
Tower Automotive Granite City, LLC	$2,625,489
Tower Automotive Granite City Services, LLC	$1,187,933
Tower Automotive International, Inc.	$0
Tower Automotive International Holdings, Inc.	$0
Tower Automotive International Yorozu Holdings, Inc.	$0
Tower Automotive Lansing, LLC	$24,753,429
Tower Automotive Madison, LLC	$0
Tower Automotive Michigan, LLC	$1,414,854
Tower Automotive Milwaukee, LLC	$4,820,889
Tower Automotive Plymouth, Inc.	$4,981,718
Tower Automotive Products Company, Inc.	$27,272,500
Tower Automotive Receivables Company, Inc.	$0
Tower Automotive Services and Technology, LLC	$0
Tower Automotive, s.r.o	$0
Tower Automotive Technology, Inc.	$11,570,607
Tower Automotive Technology Products, Inc	$0
Tower Automotive Tool, LLC	$9,610,108
Tower Services, Inc.	$1,288,989
Trylon Corporation d/b/a/ Tower Automotive	$4,170,821

Total Disbursements	$135,751,583

United States Bankruptcy Court for the Southern District of New York
In re: Tower Automotive, Inc., et.al.
Case No.: 05 B 10578 (ALG)

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